[BONNEL GROWTH FUND LETTERHEAD, INCLUDING LOGO]

Dear Investor:

Thank you for your interest in the Bonnel Growth Fund. Our Fund began operations on October 17, 1994. The Fund has achieved a total return of 44.83% since inception.

                                                      10/17/94 - 10/17/95
                                                      -------------------
        THE BONNEL GROWTH FUND                               44.83%
        S&P 500 Index                                        28.42%

The Bonnel Growth Fund is a no-load mutual fund that seeks long-term growth of capital by investing in common stocks of companies with growth potential. The fund focuses on mid-sized companies that historically grow faster than their larger competitors and offer great opportunity for achieving gains. Of course, the performance of mid-sized company stocks may be more volatile. Please refer to the Fund's prospectus for additional information on the Fund's investment objectives and practices.

Art Bonnel has been expertly managing money for 25 years. Before teaming up with United Services, Art managed a highly rated growth mutual fund for another fund group. United Services offered him his own namesake fund where he could put the same stock selection strategy to work for you in--the Bonnel Growth Fund.

One factor drives the Bonnel stock selection strategy---the search for quality growth companies. Out of a universe of almost 9,000 stocks, only about 1% pass Art's strict selections process. Art's time-tested strategy seeks out growth companies that have:

     o strong, quality earnings from operations
     o a leading  position  within its market niche
     o a  clean  balance  sheet  with  little  debt
     o a management team with substantial equity ownership

You may purchase shares directly from the fund by mailing the enclosed application with an investment check. Our investment minimums are:


        ACCOUNT TYPE                         INITIAL        SUBSEQUENT
        ------------                         -------        ----------
     Regular                                 $5,000         $   50
     IRA                                     No minimum     No minimum
     Gift/Transfer to Minors                 $1,000         $   50
     ABC Investment Plan(R)*                 $1,000         $100 per  month

*THE ABC INVESTMENT PLAN(R) IS AN AUTOMATIC INVESTMENT PLAN WHICH ALLOWS YOU TO START INVESTING WITH $1,000 AND MONTHLY INVESTMENTS OF $100 OR MORE.

You will  find the  Fund's  daily net asset  value  per share  under the  United
Services listing in the mutual fund section of most major newspapers or by calling 1-800-4-BONNEL (1-800-426-6635). We look forward to welcoming you as a new shareholder.

Sincerely,

/s/ FRANK HOLMES

Frank Holmes
President & CEO


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THIS LETTER MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

                              7900 Callaghan Road
                         Mail Address: P.O. Box 781234
                           San Antonio, TX 78278-1234